Exhibit 99.1

AMMO, Inc. Announces Sale of Ammunition Manufacturing Assets to Olin–Winchester

Accelerates Transition to an E-commerce-Focused Company Pursuing Profitable Growth Through GunBroker.com, the Largest Online Marketplace for Firearms, Hunting and Related Products

Sale Positions Company to Strengthen its Cash Flow, Earnings and Value Creation Trajectory

SCOTTSDALE, Ariz., January 21, 2025 — AMMO, Inc. (Nasdaq: POWW, POWWP) (“AMMO,” “we,” “us,” “our” or the “Company”), the owner of GunBroker.com, the largest online marketplace for firearms, hunting, and related products, today announced it has entered into a definitive agreement to sell its ammunition manufacturing assets to Olin-Winchester, LLC (“Olin-Winchester”), a subsidiary of Olin Corporation (NYSE: OLN) (“Olin”), for total cash consideration of $75 million, subject to customary adjustments.

This transaction, which was unanimously approved by AMMO’s Board of Directors (the “Board”), is the culmination of a comprehensive strategic review process during which the Company worked with independent advisors to engage with an array of prospective buyers. Upon completion of this transaction, the Company expects to focus on growing and prioritizing the profitable, high-margin GunBroker.com marketplace.

Christos Tsentas, Chair of the M&A Committee of the Board, commented:

“Following a thorough process supported by our independent financial and legal advisors, the Board determined that a sale of AMMO’s ammunition manufacturing assets to Olin is in the best interest of the Company’s stockholders and positions us for long-term success. We believe the Company has significant opportunities to grow and scale GunBroker.com as the e-commerce space for the firearms and shooting sports industries continues expanding. We expect this sale will enable us to capitalize on these opportunities, while allowing the Company to become a more focused, streamlined and profitable organization.”

Within GunBroker.com, the Company’s profitable e-commerce segment, actions taken to improve the checkout process and upgrade offered services in outdoor experiences have enhanced the customer experience. The successful completion of this transaction is expected to further simplify the business, while reinforcing AMMO’s cash position to support expansion and thoughtful capital allocation.

Transaction Details

The disposition will include AMMO’s 185,000 square foot production facility and ballistic range located in Manitowoc, Wisconsin. This facility utilizes a highly trained and dedicated workforce committed to constantly improving all aspects of production to ensure that customers receive the best possible product. The Manitowoc facility and employees will complement Olin-Winchester’s existing production capabilities and benefit from Winchester’s deep economies of scale and integration across the commercial ammunition value chain – from raw material sourcing, to projectiles, primers, and loading capabilities.

The closing of the transaction is subject to satisfaction of customary conditions for a transaction of this nature and is expected to be completed in the second calendar quarter of 2025. AMMO will undertake rebranding process and complete a corporate name change upon closing the transaction.

AMMO was advised by Baird and represented by Bryan Cave Leighton Paisner, LLP. Lake Street Capital Markets provided a fairness opinion to the Board.

Updates on Independent Investigation and Historical Financial Statements

As disclosed in a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 24, 2024, a Special Committee of the Board has retained a law firm to conduct an independent investigation, focused on fiscal years 2020 through 2023, related to certain disclosure and accounting matters. The independent investigation is in its final stages. Furthermore, the Company previously disclosed that certain historical financial statements and auditors’ reports previously filed by the Company should no longer be relied upon. The Company expects to provide investors with an update related to such financial statements in the first calendar quarter of 2025.

About GunBroker

GunBroker is the largest online marketplace dedicated to firearms, hunting, shooting and related products. Third-party sellers list items on the site and Federal and state laws govern the sale of firearms and other restricted items. Ownership policies and regulations are followed using licensed firearms dealers as transfer agents. Launched in 1999, the GunBroker.com website is an informative, secure and safe way to buy and sell firearms, ammunition, shooting accessories, and outdoor gear online. GunBroker promotes responsible ownership of guns and firearms. For more information, visit: www.gunbroker.com.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained or incorporated by reference in this press release that are not historical, including statements relating the expected timing, completion and effects of the proposed transaction between AMMO and Olin-Winchester, are considered “forward-looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the transaction, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Instead, they are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that any necessary approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; and effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on June 13, 2024, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law, the Company expressly disclaims any obligation or undertaking to any update forward-looking statements.

Contacts

For media:

Longacre Square Partners

Rebecca Kral

AMMO@longacresquare.com

For investors:

CoreIR
Phone: (212) 655-0924

IR@ammo-inc.com

Source: AMMO, Inc.